SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	March 1, 2004

Archon Corporation

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

1-9481	88-0304348

(Commission File Number)	(IRS Employer Identification No.)

3993 Howard Hughes Parkway, Suite 630, Las Vegas, Nevada	89109

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(702) 732-9120

Not Applicable

(Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

On March 1, 2004, Archon Corporation (the “Company”) issued a press release in which it announced that it restated its consolidated financial statements for the fiscal year ended September 30, 2003. As a result of this announcement, the financial statements for the fiscal year ended September 30, 2003 contained in the Company’s filings with the Securities and Exchange Commission on December 29, 2003, January 23, 2004 and January 28, 2004 should no longer be relied upon. In addition, the Company announced that it plans to report the financial results of its first quarter ended December 31, 2003 and will file its current report on Form 10-Q on or about March 15, 2004. For additional information, please refer to the Company’s March 1, 2004 press release, a copy of which is attached hereto as Exhibit 99.01.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits:

Exhibit No.	Description

99.01	Press Release dated March 1, 2004, announcing the restated fiscal year end financial results.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITIONS.

A copy of the press release issued by the Company on March 1, 2004 announced that the Company has restated its audited consolidated financial statements for the fiscal year ended September 30, 2003 is attached to this Form 8-K as Exhibit 99.01 and is hereby incorporated by reference.

The information in Item 12 of this Form 8-K is not filed for purposes of the Securities Exchange Act of 1934 and is not deemed incorporated by reference by any general statements incorporating by reference this report or future filings into any filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates the information by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Archon Corporation (Registrant)

Date: March 1, 2004	By:	/s/ JOHN M. GARNER

John M. Garner Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.01	Press Release dated March 1, 2004, announcing the restated fiscal year end financial results.